                                                              Exhibit 10.4(a)

                             SCHEDULE OF EMPLOYEES
                    COVERED BY FORM OF EMPLOYMENT AGREEMENT


Name                      Company             Title              Salary
----------------------------------------------------------------------------
Harry Pomeroy         EquiTel          Chairman              (Pounds)240,000
                      Communications
                      Limited
----------------------------------------------------------------------------
Nicholas Topham       EquiTel          CEO                   (Pounds)220,000
                      Communications
                      Limited
----------------------------------------------------------------------------
Larry Trachtenberg    EquiTel          Managing Director     (Pounds)185,000
                      Communications   and Executive Vice-
                      Limited          President
----------------------------------------------------------------------------
Adam Bishop           Telemonde        President and         (Pounds)240,000
                      Networks         Managing Director
                      Limited
----------------------------------------------------------------------------
Kevin Maxwell         Telemonde, Inc.  Chairman              (Pounds)240,000

----------------------------------------------------------------------------